UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2019 (March 21, 2019)

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2019, the Compensation Committee of the Board of Directors of the WillScot Corporation (the “Company”) granted performance-based restricted stock units determined based on total shareholder return (“TSR RSUs”), as described in more detail below, and time-based restricted stock units (“Time-Based RSUs”, and together with TSR RSUs, “RSUs”) to the Company’s named executive officers, under and pursuant to the WillScot Corporation 2017 Incentive Award Plan (“LTIP”). Each RSU represents a contingent right to receive upon vesting one share of the Company’s Class A common stock, par value $0.0001 per share, or its cash equivalent, as determined by the Company. These awards include:

Name	Title	TSR RSUs	Time-Based RSUs
Bradley L. Soultz	President & Chief Executive Officer	151,411	100,941
Timothy D. Boswell	Chief Financial Officer	51,326	34,217
Bradley L. Bacon	Vice President, General Counsel & Corporate Secretary	7,485	7,485
Sally J. Shanks	Chief Accounting Officer & Treasurer	6,416	6,416

TSR RSUs vest on the third anniversary of the grant date. The actual number of TSR RSUs that vest will be determined by comparing the Company’s total shareholder return over the three-year period against the total shareholder return of the companies in the Russell 3000 Index. The target (100%) payout is tied to performance at the 50% percentile, with a payout curve ranging from zero (for performance less than the 25% percentile) to 150% (for performance at or above the 75% percentile). The comparison group and payout group are subject to adjustments customary for performance-based shares based on relative total shareholder return.

Time-Based RSUs vest in four equal installments on each of the first four anniversaries of the grant date.

The foregoing description of the agreement under which the TSR RSUs were awarded does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of performance-based RSU award agreement, filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description
10.1	Form of Performance-Based RSU Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

	By:	/s/ Bradley Bacon
Dated: March 22, 2019		Name:	Bradley Bacon
		Title:	Vice President, General Counsel & Corporate Secretary